SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	AUGUST 12, 2003
(AUGUST 12, 2003)

NTL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22616	52-1822078

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

110 East 59th Street, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(212) 906-8440

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
99.1	Press Release, dated August 12, 2003
99.2	Presentation, dated August 12, 2003

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2003, NTL Incorporated issued a press release announcing results for the quarter ended June 30, 2003 and made a presentation regarding such results. A copy of the press release is attached as Exhibit 99.1 hereto, and a copy of the presentation is attached as Exhibit 99.2 hereto. The attached exhibits are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTL INCORPORATED (Registrant)

	By:	/s/ Scott Schubert

	Name: Title:	Scott Schubert Chief Financial Officer

Date: August 12, 2003